AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 31, 1997
                                                         REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                        SANTA FE ENERGY RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                                                36-2722169
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              1616 SOUTH VOSS ROAD
                              HOUSTON, TEXAS 77057
         (Address, including zip code, of Principal Executive Offices)


                        SANTA FE ENERGY RESOURCES, INC.

                            SAVINGS INVESTMENT PLAN

                            (Full title of the plan)


                                 DAVID L. HICKS
                    VICE PRESIDENT - LAW AND GENERAL COUNSEL
                        SANTA FE ENERGY RESOURCES, INC.
                              1616 SOUTH VOSS ROAD
                              HOUSTON, TEXAS 77057
                                 (713) 783-2401
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                  --------------------------------------------


                                    copy to:

                               G. MICHAEL O'LEARY
                             ANDREWS & KURTH L.L.P.
                           4200 TEXAS COMMERCE TOWER
                                   600 TRAVIS
                              HOUSTON, TEXAS 77002
                                 (713) 220-4200

                  --------------------------------------------


                        CALCULATION OF REGISTRATION FEE


=========================================================================================================================
                                                                                         PROPOSED
                                                                      PROPOSED           MAXIMUM
                                                    AMOUNT            MAXIMUM           AGGREGATE          AMOUNT OF
                                                     TO BE         OFFERING PRICE        OFFERING         REGISTRATION
   TITLE OF SECURITIES TO BE REGISTERED (1)       REGISTERED       PER SHARE (2)        PRICE (2)             FEE
-------------------------------------------------------------------------------------------------------------------------
Common Stock, Par Value $.01 Per Share              500,000           $10.1875           $5,093,750         $1,543.56
=========================================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of a share of the Company's Common Stock for August 19, 1997 on the New York Stock Exchange as reported in The Wall Street Journal on August 20, 1997.

================================================================================

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     This Registration Statement on Form S-8 is being filed solely to register additional securities. In accordance with General Instruction E of Form S-8, the registrant hereby incorporates by reference the contents of the registrant's registration statement on Form S-8 (No. 33-37175), filed with the Securities and Exchange Commission on October 5, 1990, its registration statement on Form S-8 (No. 33-44542), filed with the Securities and Exchange Commission on December 16, 1991, its registration statement on Form S-8 (No. 33-58613), filed with the Securities and Exchange Commission on April 14, 1995, and its registration statement on Form S-8 (No. 333-07949), filed with the Securities and Exchange Commission on July 11, 1996, relating to the Santa Fe Energy Resources, Inc. Savings Investment Plan.

ITEM 8. EXHIBITS.

         Exhibit
Number            Description

    5.1           Opinion of Andrews & Kurth L.L.P.

   23.1 Consent of Andrews & Kurth L.L.P. (included in their opinion filed as Exhibit 5.1).

   23.2           Consent of Price Waterhouse LLP.

   23.3           Consent of Ryder Scott Company Petroleum Engineers.

   24.1           Power of Attorney (included in signature page).

   99.1           Ninth Amendment to Santa Fe Energy Resources, Inc. Savings
                  Investment Plan, as amended and restated.


                                   SIGNATURES

        The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 29th day of July, 1997.

                                     SANTA FE ENERGY RESOURCES, INC.
                                     (Registrant)



                                     By: /s/ JAMES L. PAYNE
                                         --------------------------------
                                          James L. Payne
                                          President and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Santa Fe Energy Resources, Inc. (the "Company") hereby constitutes and appoints James L. Payne and David L. Hicks (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                          TITLE                              DATE
                ---------                                          -----                              ----
  /s/ JAMES L. PAYNE
  ----------------------------------------    Chairman, President, Chief Executive                July 29, 1997
  James L. Payne                              Officer and Director (Principal Executive
                                              Officer)

  /s/ J. F. CLARK
  ----------------------------------------    Vice President and Chief Financial                  July 29, 1997
  J. F. Clark                                 Officer (Principal Financial and
                                              Accounting Officer)

  /s/ WILLIAM E. GREEHEY
  ----------------------------------------    Director                                            July 29, 1997
  William E. Greehey


  ----------------------------------------    Director
  Melvyn N. Klein

  /s/ ALLAN V. MARTINI
  ----------------------------------------    Director                                            July 29, 1997
  Allan V. Martini

  /s/ REUBEN F. RICHARDS
  ----------------------------------------    Director                                            July 29, 1997
  Reuben F. Richards

  /s/ MARC J. SHAPIRO
  ----------------------------------------    Director                                            July 29, 1997
  Marc J. Shapiro

  /s/ KATHRYN D. WRISTON
  ----------------------------------------    Director                                            July 29, 1997
  Kathryn D. Wriston

                                   SIGNATURES

        The Plan. Pursuant to the requirements of the Securities Act of 1933, the Employee Benefits Committee (which administers the subject plan) has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on July 29, 1997.


                        Santa Fe Energy Resources, Inc. Savings Investment Plan




                        By:  /s/ CHARLES G. HAIN, JR.
                             -------------------------------------------
                             Charles G. Hain, Jr.
                             Chairman, Employee Benefits Committee

                                 EXHIBIT INDEX
[CAPTION]

  Exhibit
  Number

     5.1   Opinion of Andrews & Kurth L.L.P.

    23.1 Consent of Andrews & Kurth L.L.P. (included in their opinion filed as Exhibit 5.1).

    23.2   Consent of Price Waterhouse LLP.

    23.3   Consent of Ryder Scott Company Petroleum Engineers.

    24.1   Power of Attorney (included in signature page).

    99.1   Ninth Amendment to Santa Fe Energy Resources, Inc. Savings
           Investment Plan, as amended and restated.